Exhibit 10.2

Execution Version

July 14, 2020

To:	CITIBANK N.A., LONDON BRANCH, as ECA Agent

and

ABN AMRO CAPITAL USA LLC, as Administrative Agent

Consent to Effectiveness of New Financial Covenants Effective Date

Ladies and Gentlemen:

We refer to the amended and restated facility agreement dated April 29, 2020 (the “Facility Agreement”) made among (i) Dorian LPG Finance LLC as borrower, (ii) entities listed in Schedule 1 (The original parties) Part B thereto as owners and upstream guarantors, (iii) Dorian LPG Ltd., as facility guarantor, (iv) ABN AMRO Capital USA LLC, Citibank N.A., London Branch, ING Bank N.V., London Branch, Crédit Agricole Corporate and Investment Bank and Skandinaviska Enskilda Banken AB (publ), as bookrunners, (v) ABN AMRO Capital USA LLC and ING Bank N.V., London Branch, as joint syndication agents, (vi) ABN AMRO Capital USA LLC, Citibank N.A., London Branch, ING Bank N.V., London Branch, Banco Santander, S.A. and the Export-Import Bank of Korea, as mandated lead arrangers, (vii) the banks and financial institutions listed in Schedule 1 (The original parties) Part F thereto, as commercial lenders, (viii) the banks and financial institutions listed in Schedule 1 (The original parties) Part G thereto, as KEXIM lenders, (vix) the Export-Import Bank of Korea, as KEXIM, (x) the banks and financial institutions listed in Schedule 1 (The original parties) Part I thereto, as K-sure lenders, (xi) the banks and financial institutions listed in Schedule 1 (The original parties) Part J thereto, as swap banks, (xii) the banks and financial institutions listed in Schedule 1 (The original parties) Part P thereto, as new facilities lenders, (xiii) ABN AMRO Capital USA LLC, as global coordinator, sustainability coordinator, agent and security agent for and on behalf of the finance parties, (xiv) Citibank N.A., London Branch or any of its holding companies, subsidiaries or affiliates, as ECA coordinator, and (xv) Citibank N.A., London Branch as ECA agent. Words and expressions defined in the Facility Agreement shall, unless otherwise defined herein, have the same meaning when used herein.

We further refer to Clause 19.2(b) of the Facility Agreement.

We, the undersigned Lenders, being the parties whose approval is required for the financial covenants set out in Clause 19.2(b) of the Facility Agreement to become effective as provided in the definition of New Financial Covenants Effective Date of the Facility Agreement, hereby consent to the effectiveness of Clause 19.2(b).

We authorize the Administrative Agent to circulate to the Parties to the Facility Agreement a notice in the form set out in Schedule 1 hereto setting forth the New Financial Covenants Effective Date.

This letter may be executed in any number of counterparts, and has the same effect as if the signatures on the counterparts were on a single copy of the letter.

This consent shall be governed by the laws of the State of New York.

Sincerely,

ABN AMRO CAPITAL USA LLC

As Lender

By:	/s/ Maria Fahey	By:	/s/ Amit Wynalda
Name:	Maria Fahey		Name:	Amit Wynalda
Title:	Director		Title:	Executive Director

CITIBANK N.A., LONDON BRANCH

As Lender

By:	/s/ Meghan O’Connor	By:
Name:	Meghan O’Connor		Name:
Title:	Vice President		Title:

THE EXPORT-IMPORT BANK OF KOREA

As Lender

By:	/s/ Sang-jin .Ju	By:
Name:	Sang-jin .Ju		Name:
Title:	Director General		Title:

ING BANK N.V., LONDON BRANCH

As Lender

By:	/s/ Stephen Fewster	By:	/s/ Adam Byrne
Name:	Stephen Fewster		Name:	Adam Byrne
Title:	Managing Director, Global Head of Shipping		Title:	Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

As Lender

By:	/s/ Alexander Foley	By:	/s/ Georgios Gkanasoulis
Name:	Alexander Foley		Name:	Georgios Gkanasoulis
Title:	Senior Associate		Title:	Director

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

As Lender

By:	/s/ Ame Julle-Skielse	By:	/s/ Magnus Arve
Name:	Ame Julle-Skielse		Name:	Magnus Arve
Title:	Head of Shipping Finance Sweden		Title:	Legal Counsel

NOTICE OF NEW FINANCIAL COVENANTS EFFECTIVE DATE

Consent to Effectiveness of New Financial Covenants Effective Date dated July __, 2020 (the “Consent”)

We refer to the Consent.

The New Financial Covenants Effective Date is July __, 2020.

THE ADMINISTRATIVE AGENT

For and on behalf of

ABN AMRO CAPITAL USA LLC